U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 1, 2015

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Commission File No. 000-53674

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Revolutionary Concepts Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	27-009468
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4822 Albemarle Road, Suite 209

Charlotte, NC 28079

 (Address of principal executive offices)

(980) 225 5376

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", "us", "our", "our company" “RCI, “REVO” refer to Revolutionary Concepts Inc., a Nevada corporation.

Item 4.01  Changes in Registrant’s Certifying Accountants

(a)   Cessation of Relationship with Independent Registered Public Accounting Firm

On July 1, 2015, the Company’s relationship with Bongiovanni & Associates, CPAs (“Bongiovanni”) as its independent registered public accounting firm ceased.  Bongiovanni has failed to respond to the Company’s repeated attempts to discuss certain accounting treatment issues identified in certain of the Company’s financial statements. The Company is searching for new auditors, and expects to announce a new relationship shortly. None of the audit reports of Bongiovanni on our financial statements as of and for the fiscal years ended December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 (the ‘Affected Years’) contain an adverse opinion or the disclaimer of an opinion.  In connection with the audit of the Affected Years, and for the subsequent interim period through the date of this report on Form 8-K, there were: (i) no disagreements between us and Bongiovanni on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.  Because Bongiovanni has apparently ceased all contact with the Company, we are unable to provide any letter from them confirming their agreement with the foregoing.

The cessation of its relationship with its non-responsive auditor of record is just one of the steps the Company is making to assure the accuracy of its financial reporting and compliance with relevant guidelines and regulations. Over the next few weeks additional announcements will be made regarding corrective measures and improvements the Company plans to make.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIONARY CONCEPTS, INC.

By:  /s/ Ronald Carter

Name:  Ronald Carter

Title: Chief Executive Officer

Dated: August __, 2015